SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 16, 2004

ITRONICS INC.

-----------------------------------------------------------------------------------------------------------

                                     Texas                                         33-18582                                75-2198369

                     (State or other jurisdiction                      (Commission File                          (IRS Employer

                           of incorporation)                                     Number)                              Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada          89509

                 (Address of Principal Executive Offices)                                  Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 12: Results of Operations and Financial Condition

On August 16, 2004 the Company announced sales and operating results for the three and six months ended June 30, 2004. A copy of the press release is attached as Exhibit 99.

Exhibits:

Exhibit 99          Press release dated August 16, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                      ITRONICS INC.

                                                                                          (Registrant)

Date: August 19, 2004                                                            By: /S/ John W. Whitney

                                                                                                   John W. Whitney

                                                                                                   President, Treasurer and Director

                                                                                                   (Principal Executive and Financial

                                                                                                   Officer)